Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) made as of September 25, 2013 and to be effective immediately prior to the closing of the initial public offering of Premier, Inc., a newly formed Delaware corporation (“Premier”) (the “Effective Date”), is made by and among Premier and the Limited Partners (as such term is defined below) listed on Schedule I hereto from time to time party hereto.

WHEREAS, following a proposed reorganization of Premier Purchasing Partners, L.P., a California limited partnership (together with its successors and assigns, “Premier LP”) and its Related Entities and an initial public offering of Class A Common Stock (as such term is hereinafter defined) of Premier, Premier LP will adopt an Amended and Restated Limited Partnership Agreement pursuant to which Premier LP will (a) change its name to “Premier Healthcare Alliance, L.P.” and (b) issue Class A Common Units to its general partner and Class B Common Units (as such term is defined below) to its limited partners (the “Limited Partners”), collectively representing a 100% interest in Premier LP and concurrently therewith the Limited Partners will purchase for nominal consideration Class B Common Stock (as such term is defined below) in amounts corresponding to the number of Class B Common Units held by each Limited Partner;

WHEREAS, the Limited Partners are concurrently herewith entering into an Exchange Agreement (as such term is defined below) providing for the exchange, from time to time, subject to certain restrictions and requirements, of Class B Common Units (and surrender of the corresponding shares of Class B Common Stock) for, at the option of Premier (i) shares of Class A Common Stock, (ii) cash in an amount equal to the fair market value of the Class A Common Stock a Limited Partner would have received for such exchange or (iii) a combination of Class A Common Stock and cash; and

WHEREAS, Premier has agreed to provide certain registration rights under the Securities Act (as such term is defined below) with respect to shares of Class A Common Stock received pursuant to the Exchange Agreement or otherwise held by the Limited Partners.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

1.  Defined Terms; Interpretation.

(a) Defined Terms. The following terms shall, for purposes of this Agreement, have the following meanings:

“Adverse Effect” has the meaning set forth in Section 2(b)(vi) of this Agreement.

“Agreement” has the meaning set forth in the Introduction of this Agreement.

“Applicable Quarterly Exchange Date” has the meaning set forth in Section 2(b)(ii).

“Board” means the Board of Directors of Premier.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“CEO” means the Chief Executive Officer of Premier.

“Class A Common Stock” shall mean the shares of Class A common stock, par value $0.01 per share, of Premier and any securities into which such shares may hereinafter be reclassified.

“Class B Common Stock” shall mean the shares of Class B common stock, par value $0.000001 per share, of Premier and any securities into which such shares may hereinafter be reclassified.

“Class B Common Units” shall mean the Class B Common Units of Premier LP, and any securities into which such shares may hereinafter be reclassified.

“Company-Directed Offering” has the meaning set forth in Section 2(b)(i) of this Agreement.

“Company-Directed Offering Notice” has the meaning set forth in Section 2(b)(ii) of this Agreement.

“control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract (written or oral) or otherwise; and the terms “controlling,” “controlled by” and “under common control with” shall have meanings correlative to the foregoing.

“Demand Party” has the meaning set forth in Section 2(b)(ii) of this Agreement.

“Director” means a member of the Board.

“Effective Date” has the meaning set forth in the Introduction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Exchange Agreement” means the Exchange Agreement of even date herewith among Premier, Premier LP and the Limited Partners pursuant to which each Limited Partner has the right, under certain circumstances, to exchange its Class B Common Units and surrender its corresponding shares of Class B Common Stock for shares of Class A Common Stock, cash or a combination thereof.

“Exchange Notice Date” has the meaning set forth in the Exchange Agreement.

“Exchange Year” means any of the First Exchange Year and each sequential 12-month period thereafter until the end of the Seventh Exchange Year.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Exchange Year” means the 12-month period beginning on the First Quarterly Exchange Date.

“First Quarterly Exchange Date” means the date that is the one-year anniversary of the last day of the calendar month in which Premier consummates the IPO.

“Fourth Exchange Year” means the fourth Exchange Year.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Group” has the meaning set forth in Section 13(d)(3) and Rule 13d-5 of the Exchange Act.

“IPO” means an initial primary sale by Premier of shares of Class A Common Stock to the public in an offering pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act, after which such shares of Class A Common Stock are listed on one or more nationally recognized exchanges or quoted on one or more automated quotation systems, including the NYSE or NASDAQ.

“Limited Partners” has the meaning set forth in the Recitals.

“Lock-up Period” has the meaning set forth in Section 2(j)(i) of this Agreement.

“Losses” has the meaning set forth in Section 2(h)(i) of this Agreement.

“LP Agreement” means the Amended and Restated Limited Partnership Agreement, to be entered into among Premier LP, Premier Services, LLC, as general partner, and each of the Limited Partners party thereto, as amended from time to time.

“NASDAQ” has the meaning set forth in Section 2(d)(vii) of this Agreement.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit B (which may be amended by Premier to include all information required by law), delivered by a Limited Partner to Premier (i) notifying Premier of such Limited Partner’s desire to include Registrable Securities held thereby in a Shelf Registration Statement and (ii) containing all information about such Limited Partner to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act.

“NYSE” has the meaning set forth in Section 2(d)(vii) of this Agreement.

“Officer” means a person designated as an officer of Premier by the Board or the CEO.

“Participation Notice” has the meaning set forth in Section 2(b)(ii) of this Agreement.

“Person” means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, Governmental Authority or other entity or organization of any nature whatsoever or any Group of two or more of the foregoing.

“Premier” has the meaning set forth in the Introduction of this Agreement.

“Premier LP” has the meaning set forth in the Recitals.

“Quarterly Exchange Date” has the meaning given that term in the Exchange Agreement.

“Registrable Securities” mean the Shares. As to any particular Registrable Securities, such Shares shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement, (ii) such Shares may be sold without restrictions (including volume and manner of sale restrictions) pursuant to Rule 144, (iii) such Shares are transferred and the subsequent disposition of such Shares do not require registration under the Securities Act or (iv) such Shares shall have ceased to be outstanding.

“Registration Expenses” means any and all reasonable expenses of Premier and Premier LP incident to performance of or compliance with Sections 2(a), 2(b), 2(c) and 2(d), including (i) all SEC and stock exchange or automated quotation system or FINRA registration, filing and listing fees incurred by Premier and Premier LP, (ii) all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, word processing, duplication, messenger and delivery expenses incurred by Premier and Premier LP, (iv) all fees and expenses incurred by Premier and Premier LP in connection with the listing of the Registrable Securities on any stock exchange or automated quotation system pursuant to this Agreement, (v) the fees and disbursements of counsel for Premier, (vi) the reasonable fees and disbursements of Premier’s independent public accountants, including the expenses of any “cold comfort” letters required by or incident to the transactions contemplated by this Agreement and (vii) all reasonable expenses incurred in connection with any road shows.

“Registration Indemnified Parties” has the meaning set forth in Section 2(h)(i) of this Agreement.

“Related Entity” means, with respect to any Person (i) any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person or (iii) any officer, director, employee, shareholder, partner, member, manager or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise a Related Entity of such Person).

“Rule 144” means Rule 144 (or any successor provision), as the same may be amended from time to time, under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities law.

“Second Exchange Year” means the second Exchange Year.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Seventh Exchange Year” means the seventh Exchange Year.

“Shares” means the shares of Class A Common Stock issued to any Limited Partner pursuant to the exercise by such Limited Partner of its exchange rights under the Exchange Agreement, including any shares of Class A Common Stock issued in connection with a stock split, distribution, reclassification, recapitalization or otherwise in respect of such shares and other shares of Class A Common Stock otherwise held by Limited Partners from time to time.

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(i) of this Agreement.

“Third Exchange Year” means the third Exchange Year.

“Third Party Holder” has the meaning set forth in Section 2(c)(i) of this Agreement.

“Transfer” (including the term “Transferred”) means, directly or indirectly, to sell, transfer, give, exchange (including exchange under the Exchange Agreement), assign, pledge, encumber, hypothecate or otherwise dispose of, either voluntarily or involuntarily (including upon the foreclosure under any pledge or hypothecation permitted below that results in a change in title), any equity interests in Premier or any interest in any equity interests in Premier beneficially owned by a Person; provided, however, that a bona fide pledge of equity interests by any Limited Partner or its Related Entities shall not be deemed to be a Transfer hereunder.

(b)  Other Definitional Provisions; Interpretation.

(i) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole, including the Exhibits and Schedules attached hereto, and not to any particular provision of this Agreement. Articles, section and subsection references are to this Agreement unless otherwise specified.

(ii) The words “include” and “including” and words of similar import when used in this Agreement shall be deemed to be followed by the words “without limitation”.

(iii) The titles and headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement.

(iv) The meanings given to capitalized terms defined herein will be equally applicable to both the singular and plural forms of such terms.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(v) If any notice or action hereunder is due on a day which is not a Business Day, then such notice or action shall be due on the next succeeding Business Day.

2.  Registration Rights and Procedures.

(a)  Resale Shelf Registration Statement.

(i)             Right to Use a Shelf Registration Statement for Resales.  Premier shall use all reasonable efforts to cause to become effective a “shelf” registration statement (the “Shelf Registration Statement”) as soon as practicable after the one-year anniversary of the closing of the IPO on an appropriate form to allow Limited Partners, subject to applicable Lock-up Periods pursuant to Section 2(j) and the restrictions set forth in Section 3.4 of the LP Agreement, to sell on a continuous basis pursuant to Rule 415 under the Securities Act any Registrable Securities that the Limited Partners hold.

(ii)          Participation in Shelf Registration Statement.  Each Limited Partner that has delivered a duly completed and executed Notice and Questionnaire to Premier on or prior to the date 10 Business Days prior to the effectiveness of the Shelf Registration Statement shall be named as a selling securityholder at the time of such effectiveness in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Limited Partner to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. Subject to the terms and conditions hereof, after effectiveness of the Shelf Registration Statement, Premier shall file a supplement to such prospectus or amendment to the Shelf Registration Statement not less frequently than once a quarter as necessary to name as selling securityholders therein any Limited Partners that provide to Premier a duly completed and executed Notice and Questionnaire (and include all required information related thereto) and shall use reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the SEC as promptly as reasonably practicable after the filing thereof.

(iii) Effective Period of Shelf Registrations.  Premier shall use reasonable efforts to keep a Shelf Registration Statement effective at all times (but subject to shelf registration limitations under Rule 415 of the Securities Act) from the first anniversary of the completion of the IPO until the end of the Seventh Exchange Year.

(iv) Expenses.  Premier will pay all Registration Expenses in connection with registrations pursuant to this Section 2(a), which Registration Expenses shall in no event be deemed to include brokerage commissions or transfer taxes, or, if applicable, underwriting commissions and discounts.

(b)  Company Initiated Annual Underwritten Offering.

(i)             Company-Directed Offering.  Subject to the terms and conditions of this Agreement, and subject to applicable vesting restrictions set forth in the LP Agreement applicable to Limited Partners, Premier will use all reasonable efforts to conduct a Premier-directed underwritten public offering (a “Company-Directed Offering”) for secondary resales under the Securities Act of Registrable Securities by the Limited Partners and, at Premier’s option, primary sales of newly issued or treasury shares of Class A Common Stock, in each of the First Exchange Year, the Second Exchange Year and the Third Exchange Year. Premier may, in its sole discretion, effect a Company-Directed Offering in the remaining Exchange Years.  All Company-Directed Offerings shall be conducted in accordance with the procedures set forth in this Section 2(b).

(ii)          Company-Directed Offering Process. Premier shall deliver a notice (the “Company-Directed Offering Notice”) to all Limited Partners 65 Business Days prior to the first Quarterly Exchange Date of each Exchange Year in which Premier will conduct a Company-Directed Offering (the “Applicable Quarterly Exchange Date”).  The Company-Directed Offering Notice shall state that Premier will effect a Company-Directed Offering and include the material terms of such Company-Directed Offering then known but such terms of Company-Directed Offering, including price, shall be at the sole discretion of Premier and the lead and managing underwriters of such Company-Directed Offering.  To participate in such Company-Directed Offering, addressees of a Company-Directed Offering Notice shall deliver to Premier a notice of intent to participate (a “Participation Notice”) in the Company-Directed Offering no later than 20 Business Days prior to such Applicable Quarterly Exchange Date (each such addressee a “Demand Party”).  Each Participation Notice shall specify the number of Registrable Securities proposed to be sold.  Premier shall use reasonable efforts to complete such Company-Directed Offering no later than 20 Business Days after the Applicable Quarterly Exchange Date.  Notwithstanding the terms and procedures of the Company-Directed Offering set forth in this Section 2(b), Premier reserves the right to modify the terms and procedures of a Company-Directed Offering in a manner providing a reasonable registration process for Premier consistent with the intent of this Agreement and not materially adverse to the Limited Partners as reasonably determined in good faith by the Board.

(iii) Offering Minimum for Company-Directed Offering.  In no event shall Premier be required to effect a registration pursuant to this Section 2(b) unless, on the date that is 15 Business Days prior to the Applicable Quarterly Exchange Date related to such Company-Directed Offering, the aggregate number of Registrable Securities proposed to be sold constitutes or represents the equivalent of (on a one-for-one basis) at least 3.5% of the aggregate number of Class A Common Units and Class B Common Units outstanding (taking into account the effect of any unit splits or similar distributions in respect of the Class A Common Units or Class B

Common Units); provided, that, notwithstanding the foregoing, Premier may still elect to effect such a Company-Directed Offering even if not required to do so.

(iv) Expenses.  Premier will pay all Registration Expenses in connection with registrations pursuant to this Section 2(b), which shall in no event be deemed to include underwriting commissions or discounts, brokerage commissions or transfer taxes.

(v) Effective Registration Statement.  Other than with respect to a shelf registration, a registration requested pursuant to this Section 2(b) will not be deemed to have been effected:

(1) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in such registration statement or (y) 60 days after the effective date of such registration statement (or if such registration statement is not effective for any period within such 60 days, such 60-day period shall be extended by the number of days during which such registration statement is not effective); provided, however, that if the failure of any such registration statement to become or remain effective in compliance with this Section 2(b)(v)(1) is due solely to acts or omissions of a Demand Party, such registration requested pursuant to this Section 2(b) will be deemed to have been effected; or

(2) if, after it has become effective, the registration statement with respect thereto is subject to any stop order, injunction or other order or requirement of the SEC or other Governmental Authority prohibiting the sale of securities pursuant to such registration statement, other than by reason of an act or omission on the part of a Demand Party.

(vi)  Underwriters; Priority in Company-Directed Offerings.  In conjunction with Company-Directed Offerings, the underwriter or underwriters shall be selected by Premier in its reasonable discretion.  Other than in connection with a Company-Directed Offering, Premier shall have no obligation to cooperate with an underwritten offering of Class A Common Stock or other securities of Premier.  If the lead or managing underwriters in a Company-Directed Offering advise Premier in writing that, in such underwriters’ opinion, the number of securities to be included in such Company-Directed Offering would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such Company-Directed Offering (an “Adverse Effect”), then Premier shall include in such Company-Directed Offering all securities that the lead or managing underwriters believe can be sold in such offering without having an Adverse Effect allocated first to Registrable Securities which the Limited Partners have requested to be included and second to shares of Class A Common Stock to be issued and sold by Premier in such offering and shares of Class A Common Stock which any other holders of Class A Common Stock have requested to be included.  If such lead or managing underwriters advise Premier that only a portion of the Registrable Securities or shares of Class A Common Stock requested to be included by the Limited Partners may be included in such registration without such Adverse Effect, Premier shall include such Registrable Securities and shares of Class A Common Stock from the Limited Partners on a pro rata basis based on the relative number of Registrable Securities requested by such holder to be so included in such Company-Directed Offering.

(vii) Postponement of Company-Directed Offerings.  If Limited Partners proposing to sell 50 percent or more of the shares of Class A Common Stock to be registered in a Company-Directed Offering deliver notice to Premier three Business Days prior to the Applicable Quarterly Exchange Date in conjunction with a Company-Directed Offering requesting delay of such Company-Directed Offering due to unfavorable market conditions, then Premier shall not be required to comply with its obligations under this Section 2(b) and such Company-Directed Offering shall be postponed until the next Quarterly Exchange Date and such postponed Company-Directed Offering shall then be conducted in a manner consistent with the process set forth in Section 2(b)(i) and Section 2(b)(ii).  The right to postpone a Company-Directed Offering pursuant to this Section 2(b)(vii) may only be exercised once in any Exchange Year.

(viii) Additional Rights.  Premier shall not grant to any other holders of shares of Class A Common Stock (or securities that are convertible, exchangeable or exercisable into shares of Class A Common Stock) any rights to request Premier to effect the registration under the Securities Act of any such shares on terms more favorable to such holders than the terms set forth in this Agreement and Premier shall not grant any such rights unless the holders of such shares agree to be subject to the lock-up agreement set forth in Section 2(j)(i).

(c)  Incidental Registrations.

(i) Right to Piggyback.  If Premier or any other Person that has demand registration rights (a “Third Party Holder”) proposes to register shares of Class A Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), Premier will, at each such time, give prompt written notice to the Limited Partners of its intention to so register such shares of Class A Common Stock and of the Limited Partners’ rights under this Agreement. Upon the written request of any Limited Partner made within 15 Business Days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Limited Partner), subject to applicable vesting restrictions set forth in the LP Agreement, Premier will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which Premier has been so requested to register by the Limited Partners; provided, however, that (A) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Premier or such Third Party Holder shall determine for any reason not to proceed with the proposed registration of the securities to be sold thereby, Premier may, at its election, give written notice of such determination to each Limited Partner and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such terminated registration and (B) if such registration involves an underwritten offering, all Limited Partners requesting to be included in the registration of Premier or such Third Party Holder shall enter into an agreement with the underwriters to sell their Registrable Securities to the underwriters selected by Premier or such Third Party Holder on substantially the same terms and conditions as apply to Premier or such Third Party Holder, with such differences, including with respect to indemnification as may be customary or appropriate in combined primary and secondary offerings.  The registrations provided for in this Section 2(c) are in addition to, and not in lieu of, registrations made in accordance with Section 2(a) and 2(b).

(ii) Expenses.  Premier will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2(c), which in no event shall be deemed to include underwriting discounts or commissions, brokerage commissions or transfer taxes.

(iii) Priority in Incidental Registrations.  If a registration pursuant to this Section 2(c) involves an underwritten offering and the lead or managing underwriters advise Premier in writing that, in the opinion of such underwriters, the number of Registrable Securities and other shares of Class A Common Stock requested to be included in such registration would be likely to have an Adverse Effect on such offering, then Premier shall include in such registration: (a) first, the securities which Premier or the Third Party Holder proposes to sell and (b) second, the number of Registrable Securities which the Limited Partners have requested to be included in such registration and the number of shares of Class A Common Stock which any other holders of Class A Common Stock have requested to be included in the registration.  If such lead or managing underwriters advise Premier that only a portion of such Registrable Securities or shares of Class A Common Stock referenced in clause (b) may be included in such registration without such Adverse Effect, Premier shall include such Registrable Securities and shares of Class A Common Stock in such clause (b) on a pro rata basis based on the relative number of Registrable Securities or shares of Class A Common Stock then held by each such holder who has requested that securities owned by them be so included in a registration.

(d)  Registration Procedures.  If and whenever Premier is required to cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Premier will, within the applicable time frames set forth herein or otherwise as expeditiously as reasonably practicable:

(i)  with respect to any registration under Section 2(b), prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective within 60 days of the initial filing and remain effective for the periods specified in this Section 2; provided, however, that before filing a registration statement or related prospectus or amendments or supplements thereto, Premier will use reasonable efforts to furnish to the holders of Registrable Securities included in such registration statement, the counsel for the holders of the Registrable Securities being registered and the lead or managing underwriters, if any, copies of all such documents proposed to be filed.  The holders holding Registrable Securities shall have the right to request that Premier modify any information contained in such registration statement or related prospectus or amendments or supplements thereto pertaining to such holder and Premier shall use its reasonable efforts to comply with such request; provided, however, that Premier shall not have any obligation to so modify any information if Premier reasonably expects that so doing would cause such registration statement or related prospectus or amendments or supplements thereto, to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii) prepare and file with the SEC such amendments and supplements to any registration statement with respect to Registrable Securities and the related prospectus as Premier may determine to be necessary to keep such registration statement effective in accordance with Section 2(a) and 2(b) and to comply with the provisions of the Securities Act and the Exchange Act; provided, however, that before filing any such amendments or supplements in accordance with Section 2(d)(i) or this Section 2(d)(ii), Premier will use reasonable efforts to furnish to the holders of Registrable Securities included in such registration statement, the counsel for the holders of the Registrable Securities being registered and the lead or managing underwriters copies of all such documents proposed to be filed.  The holders holding Registrable Securities shall have the right to request that Premier modify any information contained in such amendments and supplements pertaining to such holder and Premier shall use its reasonable efforts to comply with such request; provided, however, that Premier shall not have any obligation to so modify any information if Premier reasonably expects that so doing would cause such registration statement or related prospectus or amendments or supplements thereto, to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(iii) furnish to each holder of Registrable Securities being registered such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such holder;

(iv) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration statement in such jurisdictions as each holder of Registrable Securities being so registered shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that Premier shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2(d)(iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(v) notify each holder of any such Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of Premier’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the holders of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vi) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(vii) use its reasonable efforts to cause all Registrable Securities covered by such registration statement to be (a) listed on each stock exchange or automated quotation system, if any, on which securities issued by Premier of the same class are then listed or, if no such securities issued by Premier are then so listed, on the New York Stock Exchange (the “NYSE”), Nasdaq Stock Market of the Nasdaq National Market (“NASDAQ”) or another nationally recognized stock exchange, if the securities qualify to be so listed or (b) on a nationally recognized automated quotation system, if the securities qualify to be so quoted;

(viii) enter into such customary agreements (including an underwriting agreement in customary form), which shall include customary indemnification provisions in favor of underwriters and other Persons in addition to or in substitution for the provisions of Section 2(h) hereof, and take such other customary actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(ix) use reasonable efforts to obtain a “cold comfort” letter or letters from Premier’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the holders of a majority of shares of such Registrable Securities shall reasonably request;

(x) make available for inspection by any holder of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such holder or any such underwriter, any pertinent financial and other records, pertinent corporate documents and properties of Premier as reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with customary due diligence performed for a public offering of such Registrable Securities;

(xi) promptly notify counsel for the holders of Registrable Securities included in such registration statement and the lead or managing underwriters (a) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (b) of the receipt of any comments from the SEC relating to such registration statement, (c) of any request of the SEC to amend the registration statement or amend or supplement the prospectus and (d) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(xii) cooperate with the holders of Registrable Securities covered by the registration statement and the lead or managing underwriters if any, to facilitate the timely preparation and delivery of any certificates representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the lead or managing underwriters or agent, if any, or such holders may request;

(xiii) use its reasonable efforts to obtain for delivery to the holders of Registrable Securities being registered and to the underwriter an opinion or opinions from counsel for Premier in customary form and in form, substance and scope reasonably satisfactory to such holders, underwriters or agents and their counsel; and

(xiv) cooperate with each holder of Registrable Securities being registered and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NYSE, NASDAQ or any other stock exchange or automated quotation system and FINRA.

(e) Information Supplied.  Premier may require each holder of Registrable Securities being registered to furnish Premier with such information regarding such holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as Premier may from time to time reasonably request in writing.  Premier shall not be required to include in any registration statement any Registrable Securities of any holder which does not provide such information.

(f)  Restrictions on Disposition.  Each Limited Partner agrees that, upon receipt of any notice from Premier of the happening of any event of the kind described in Section 2(d)(v), such Limited Partner will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Limited Partner’s receipt of any copies of the supplemented or amended prospectus contemplated by Section 2(d)(v), and, if so directed by Premier, such Limited Partner will deliver to Premier (at Premier’s expense) all copies, other than permanent file copies then in such Limited Partner’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(g) Premier Transaction Delay Right.

(i) If, in conjunction with any registered offering of Registrable Securities under this Agreement, Premier shall furnish the holders with a certificate signed by an Officer of Premier (the “Transaction Delay Notice”) stating that Premier has pending or in process a material transaction or a material development which Premier has a bona fide business purpose in keeping confidential and that the filing of a registration statement or continued sales under a Shelf Registration Statement would require disclosure (or premature disclosure) of such material transaction or material development, then Premier (A) in the case of a Company-Directed Offering, shall not be required to comply with its obligations under Section 2(b) and such Company-Directed Offering shall be postponed until the next Quarterly Exchange Date and such postponed Company-Directed Offering shall be conducted in a manner consistent with the process set forth in Section 2(b)(i) and Section 2(b)(ii) and (B) in the case of Shelf Registration

Statement, shall include in the Transaction Delay Notice that sales under such Shelf Registration Statement are suspended for a period of up to 90 days following the Transaction Delay Notice.

(ii)          Notwithstanding the foregoing provisions of Section 2(g)(i), the right to postpone a Company-Directed Offering pursuant to this Section may only be exercised once in any Exchange Year and, in the case of a Shelf Registration Statement, Premier shall be entitled to serve only one Transaction Delay Notice within any period of 365 consecutive days.

(h)  Indemnification.

(i) In the event of any registration of any securities of Premier under the Securities Act pursuant to this Section 2, Premier shall indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors, officers and employees, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act (collectively, the “Registration Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Registration Indemnified Party may become subject under the Securities Act (“Losses”), state law or otherwise, insofar as such Losses arise out of, relate to or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, that Premier shall not be liable to any Registration Indemnified Party in any such case to the extent, but only to the extent, that any such Losses or expenses arise out of, relate to or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary or final prospectus in reliance upon and in conformity with written information furnished to Premier by or on behalf of such Registration Indemnified Party specifically for use in the preparation thereof; and, provided, further, that Premier will not be liable in any such case to the extent, but only to the extent, that the foregoing indemnity with respect to any untrue statement contained in or omitted from a registration statement or the prospectus shall not inure to the benefit of any party (or any Person controlling such party) who is obligated to deliver a prospectus in transactions in a security as to which a registration statement has been filed pursuant to the Securities Act and from whom the Person asserting any such Losses purchased any of the Registrable Securities to the extent that it is finally judicially determined that Losses resulted from the fact that such party sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the registration statement or the prospectus, as amended or supplemented, and (x) Premier shall have previously and timely furnished sufficient copies of the registration statement or prospectus, as so amended or supplemented if required under the Securities Act, to such party in accordance with this Agreement and (y) the registration statement or prospectus, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Registration Indemnified Party and shall survive the Transfer of securities by any holder.

(ii) Premier may require, as a condition to participating in the sale of any Registrable Securities in any registration statement filed in accordance with Sections 2(a) or 2(b) herein, that it shall have received an undertaking reasonably satisfactory to it from the selling holder of such Registrable Securities and any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2(h)(i)) Premier and all other selling holders or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Premier by or on behalf of such selling holder or such underwriter specifically for inclusion in such registration statement, preliminary or final prospectus or amendment or supplement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Premier, any of the selling holders or any underwriter and shall survive the Transfer of securities by any holder.

(iii) Promptly after receipt by a Registration Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2(h), such Registration Indemnified Party will, if a claim in respect thereof is to be made against Premier, give written notice to Premier of the commencement of such action or proceeding; provided, however, that the failure of the Registration Indemnified Party to give notice as provided herein shall not relieve Premier of its obligations under this Section 2(h), except to the extent that Premier is materially prejudiced by such failure to give notice.  In case any such action or proceeding is brought against a Registration Indemnified Party, unless in such Registration Indemnified Party’s reasonable judgment (after consultation with legal counsel) a bona fide conflict of interest between such Registration Indemnified Party and Premier may exist in respect of such action or proceeding, Premier will be entitled to participate in and to assume the defense thereof (at its expense) with counsel reasonably satisfactory to such Registration Indemnified Party, and after notice from Premier to such Registration Indemnified Party of its election so to assume the defense thereof, Premier will not be liable to such Registration Indemnified Party for any legal or other expenses subsequently incurred by the Registration Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, in the event Premier declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Registration Indemnified Party or if a court of competent jurisdiction determines that Premier is not vigorously defending such action or proceeding, or if there is a bona fide conflict of interest between Premier and the Registration Indemnified Party, then such Registration Indemnified Party may employ counsel to represent or defend it in any such action or proceeding and Premier shall pay the reasonable fees and disbursements of such counsel or other representative as incurred; provided, further, however, that Premier shall not be required to pay the fees and disbursements of more than one counsel for all Registration Indemnified Parties in any jurisdiction in any single action or proceeding.  Premier will not settle any such action or proceeding or consent to the entry of any judgment without the prior written consent of the Registration Indemnified Party, unless such settlement or judgment (a) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Registration Indemnified Party from all liability in respect of such action or proceeding and (b) does not involve the imposition of equitable remedies.  No Registration Indemnified Party will settle any such action or proceeding or consent to the entry of any judgment without the prior written consent of Premier (such consent not to be unreasonably withheld).

(iv) (1) If the indemnification provided for in this Section 2(h) is unavailable to Premier or to a Registration Indemnified Party hereunder in respect of any Losses or expenses referred to herein, then Premier and the Registration Indemnified Parties, in lieu of such indemnification, shall contribute to the amount paid or payable by Premier or such Registration Indemnified Party as a result of such Losses or expenses in such proportion as is appropriate to reflect the relative fault of Premier and Registration Indemnified Party in connection with the actions or proceedings which resulted in such Losses or expenses, as well as any other relevant equitable considerations.  The relative fault of Premier and Registration Indemnified Party shall be determined by reference to, among other things, whether any action or proceeding in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, Premier or Registration Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action or proceeding.  The amount paid or payable by a party under this Section 2(h)(iv) as a result of the Losses and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.

(2) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(h)(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 2(h)(iv)(1).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of similar fraudulent misrepresentation.

(v) The obligations of the parties under this Section 2(h) shall be in addition to any liability which any party may otherwise have to any other party and shall survive until the expiration of the applicable statutes of limitations (including any waivers or extensions thereof) with respect to any such registrations made hereunder.

(i)  Required Reports.  Premier covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Limited Partner may reasonably request, all to the extent required from time to time to enable such Limited Partner to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(j)  Lock-Up Agreements.

(i) If any registration under this Agreement shall be in connection with an underwritten public offering (including each Company-Directed Offering), each holder of Registrable Securities and each holder of Class B Common Units agrees that (A) during a period of 60 days beginning on the date of effectiveness of the registration statement or (B) in the case of a Company Directed Offering, from the Exchange Notice Date until the earlier of (I) the delivery of notice by Premier announcing the abandonment of the Company-Directed Offering (whether due to failure to obtain sufficient participation pursuant to Section 2(b)(iii), postponement by Limited Partners under Section 2(b)(vii) or a Transaction Delay Notice pursuant to Section 2(g)) or (II) 60 days after completion of the Company-Directed Offering (each of (A) and (B), the “Lock-up Period”), such holder will not (other than as part of such underwritten public offering), (w) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Class A Common Stock or any securities convertible into or exchangeable or exercisable for shares of Class A Common Stock, whether now owned or hereafter acquired by such holder or with respect to which the holder has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (x) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Class A Common Stock or other securities, in cash or otherwise.  If (y) Premier issues an earnings release or discloses other material information or a material event relating to Premier occurs during the last 17 days of the Lock-up Period or (z) prior to the expiration of the Lock-up Period, Premier announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a lead, managing or co-managing underwriter of a registered offering required hereunder to comply with FINRA Rule 2711(f)(4), the Lock-up Period will be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be.  Premier shall use reasonable efforts to obtain the agreement of the Directors and Officers and all holders of more than 1% of the then-outstanding shares of Class A Common Stock to adhere to the Lock-up Period specified in this Subsection 2(j)(i).

(ii) If any registration under this Agreement shall be in connection with an underwritten public offering (including each Company-Directed Offering), Premier agrees (A) during the period of 60 days beginning on the date of effectiveness of the registration statement for such offering, not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Lock-up Securities or file, or cause to be filed, any registration statement under the Securities Act, with respect to any Lock-up Securities, or (y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Class A Common Stock or other securities, in cash or otherwise, except as part of such registration or in connection with any employee benefit or similar plan, any dividend reinvestment plan, or a business acquisition or combination and (B) to use reasonable efforts to cause each Director, Officer and holder of greater than 1% (on a fully-diluted basis) of the then-outstanding shares of Class A Common Stock, or any securities convertible into or exchangeable or exercisable for such Class A Common Stock, which are or may be purchased from Premier at any time after the date of this

Agreement (other than in a registered offering) to agree to the same restraints during the Lock-up Period (except as part of such underwritten offering, if otherwise permitted).

(k) Mergers, Recapitalizations, Exchanges or Other Transactions Affecting Registrable Securities.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or units of Premier LP or Premier or any successor or assign of any such Person (whether by merger, amalgamation, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation or otherwise.

(l)  Termination of Rights.  Except for indemnification rights provided in Section 2(h), the rights granted to a Limited Partner in this Agreement shall terminate and forthwith become null and void in full on the earliest date that such Limited Partner no longer beneficially owns any Registrable Securities.

3.  Miscellaneous.

(a)  Agreement to Cooperate; Further Assurances.  In case at any time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors and each Limited Partner and their respective Related Entities shall execute such further documents and shall take such further action as shall be reasonably necessary to carry out the purposes of this Agreement, in each case to the extent not inconsistent with applicable law.

(b)  Amendments.  Except as otherwise expressly provided in this Agreement, amendments to this Agreement shall require approval of Premier and Limited Partners holding a majority of the outstanding Class B Common Units; provided, however, that each Limited Partner hereby constitutes and appoints Premier, irrevocably as its true and lawful agent and attorney-in-fact, in its name, place and stead to execute and deliver amendments to this Agreement as reasonably required from time to time and consistent with the intent of this Agreement as determined in the good faith reasonable judgment of Premier.

(c)  Injunctive Relief.  Premier and each Limited Partner acknowledge and agree that a violation of any of the terms of this Agreement may cause the other Limited Partners and Premier, as the case may be, irreparable injury for which an adequate remedy at law is not available.  Accordingly, it is agreed that each of the Limited Partners and Premier will be entitled to seek an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in addition to any other remedy to which they may be entitled at law or, equity.  Nothing stated herein shall limit any other remedies provided under this Agreement or available to the parties at law or in equity.

(d)  Assignment; Successors.  This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Limited Partners; provided, however, that a Limited Partner may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by a Limited Partner shall be void; and provided further that no assignment of this Agreement by Premier or to a successor of Premier (by operation of law or otherwise) shall be valid unless such assignment is made to a Person which succeeds to the business of such Person substantially as an entirety.

(e)  Successors and Assigns; Certain Transferees Bound Hereby.  Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by each of Premier and its successors and assigns, and by the Limited Partners and their respective successors and assigns so long as they hold shares of Class A Common Stock or Class B Common Units.

(f)  Notices.  Any written notice required or permitted to be delivered pursuant to this Agreement shall be in writing and shall be deemed delivered (i) upon delivery if delivered in person, (ii) upon transmission if sent by facsimile, with receipt confirmed by the recipient thereof, (iii) one Business Day after deposit with a nationally recognized overnight courier service; provided, that confirmation of such overnight delivery is received by the sender thereof or (iv) upon transmission if sent by e-mail, with receipt confirmed by the recipient thereof.  Notices to Premier or any Limited Partner shall be delivered to their respective addresses as set forth in the Exchange Agreement.  Any party hereto may change its address for notices by giving written notice of such party’s new address to the other parties hereto in accordance with the Exchange Agreement.

(g)  Integration.  This Agreement contains the exclusive, entire and final understanding of the parties with respect to the subject matter hereof.  There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  Except as expressly set forth herein, this Agreement supersedes all other prior agreements, discussions, negotiations, communications and understandings between the parties with respect to such subject matter hereof.  No party has relied on any statement, representation, warranty, or promise not expressly contained in this Agreement in connection with this transaction.

(h)  Severability.  If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, then such provision, paragraph, word, clause, phrase or sentence shall be deemed restated to reflect the original intention of the parties as nearly as possible in accordance with applicable law and the remainder of this Agreement. The legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof will not be in any way impaired, it being intended that all obligations, rights, powers and privileges of Premier and the Limited Partners will be enforceable to the fullest extent permitted by law.  Upon such determination of invalidity, illegality or unenforceability, Premier and the Limited Partners shall negotiate in good faith to amend this Agreement to effect the original intent of the Limited Partners.

(i)  Counterparts.  This Agreement may be executed in one or more counterparts and by different parties on separate counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.  The parties agree that this Agreement shall be legally binding upon the electronic transmission, including by facsimile or email, by each party of a signed signature page hereof to the other party.

(j)  Governing Law; Submission to Jurisdiction.

(i) This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

(ii) Each party hereto agrees that any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in any state or federal court located in Delaware.

(k)  Additional Parties.  Additional Persons who acquire Class B Common Units may become parties to this Agreement by executing a joinder hereto substantially in the form attached hereto as Exhibit A.  By virtue of the execution of a joinder to this Agreement, such Person shall be deemed a Limited Partner hereunder and thereupon Schedule I attached hereto shall be automatically amended without further action on the part of any of the parties hereto to reflect that such party is to be considered a Limited Partner hereunder.

(l)  Void Date.  If the Effective Date does not occur prior to March 31, 2014, this Agreement shall be null and void and of no further effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

PREMIER, INC.

By:	/s/Craig McKasson
	Name:	Craig McKasson
	Title:	Chief Financial Officer

EACH OF THE LIMITED PARTNERS LISTED ON SCHEDULE I ATTACHED HERETO

By: Premier Plans, LLC, as attorney-in-fact pursuant to the Special Power of Attorney executed by each of the Limited Partners

By:	/s/Craig McKasson
	Name:	Craig McKasson
	Title:	Chief Financial Officer

EXHIBIT A

JOINDER TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 3(k) of the Registration Rights Agreement (the “Registration Rights Agreement”) among Premier, Inc., a Delaware corporation (“Premier”) and the entities listed on Schedule I thereto as amended from time to time (the “Limited Partners”), certain individuals or entities who acquire shares of Class B Common Units (the “Class B Common Units”) of Premier may execute this joinder to the Registration Rights Agreement.  The undersigned is, on the date hereof, acquiring Class B Common Units, and hereby agrees to be a party to and be bound as an “Limited Partner” under the Registration Rights Agreement and hereby authorizes this joinder to the Registration Rights Agreement as of the date hereof.

Dated:

AGREED AND ACCEPTED:

[ ]

By:
Name:
Title:

EXHIBIT B

PREMIER, INC.
FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of shares of Class A Common Stock and/or Class B Common Units understands that Premier has filed or intends to file with the SEC one or more registration statements for the registration and resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), among Premier and the Limited Partners party thereto.  A copy of the Registration Rights Agreement is available from Premier upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to Premier at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by issuing a press release and by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to Premier as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, Premier will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless Premier and its directors, officers and each person, if any, who controls Premier within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to Premier and represents and warrants to Premier that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Security Holder:

	(b)	Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

	(d)	List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.                                      Address for Notices to Selling Security Holder:

Street Address:

Telephone:

Fax:

E-mail address:

Contact Person:

3.                                      Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Class A Common Stock and/or Class B Common Units, as the case may be, beneficially owned:

4.                                      Beneficial Ownership of Securities of Premier Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of Premier, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.                                      Relationship with Premier

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Premier (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.                                      Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

•                                          on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

•                                          in the over-the-counter market;

•                                          in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

•                                          through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:       In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of Premier.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, Premier has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify Premier of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to Premier, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Premier in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by Premier, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of Premier and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By
Name:
Title:

Dated:

Please return the completed and executed Notice and Questionnaire to:

Premier, Inc.
13034 Ballantyne Corporate Place

Charlotte, North Carolina 28277

Attention:  Chief Financial Officer and General Counsel

Tel: (704) 357-0022
Fax: (704) 816-6307